Exhibit 10.1

DOLLAR TREE, INC.
DOLLAR TREE STORES, INC.

First Amendment

Dated as of January 20, 2015

to

Note Purchase Agreement

Dated as of September 16, 2013

and to the

Notes described below

$300,000,000 4.03% Series A Senior Notes due September 16, 2020

$350,000,000 4.63% Series B Senior Notes due September 16, 2023

$100,000,000 4.78% Series C Senior Notes due September 16, 2025

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND NOTES

This First Amendment dated as of January 20, 2015 (the or this “First Amendment”) to the Note Purchase Agreement dated as of September 16, 2013 and to the Notes (as such term is defined below) is between Dollar Tree, Inc., a Virginia corporation (the “Parent”), Dollar Tree Stores, Inc., a Virginia corporation (the “Company”, and, together with the Parent, the “Obligors”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

R E C I T A L S:

A.                                    The Obligors and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of September 16, 2013 (the “Note Agreement”). The Company has heretofore issued $300,000,000 of its 4.03% Series A Senior Notes due September 16, 2020, $350,000,000 of its 4.63% Series B Senior Notes due September 16, 2023, and $100,000,000 of its 4.78% Series C Senior Notes due September 16, 2025 (the “Notes”) pursuant to the Note Agreement.

B.                                    The Obligors and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

C.                                    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows:

SECTION 1.                         AMENDMENTS.

Section 1.1.                                Schedule A of the Note Agreement is hereby amended by adding the following definitions in alphabetical order:

“Acquisition” shall mean the direct or indirect acquisition of Family Dollar by the Parent pursuant to the Merger Agreement.

“End Date” means July 28, 2015.

“Escrow Accounts” is defined in the definition of “Escrow Debt”.

“Escrow Agent” is defined in the definition of “Escrow Debt”.

“Escrow Agreement” is defined in the definition of “Escrow Debt”.

“Escrow Amount” is defined in the definition of “Escrow Debt”.

“Escrow Debt” shall mean, as of any date, any Debt of an Escrow Issuer as to which neither Obligor, nor any of their respective Subsidiaries (other than the Escrow Issuer), has any liability for any payment and which is issued for purposes of financing the Acquisition, refinancing Debt of the Parent, Family Dollar or their subsidiaries in connection with the Acquisition, and paying related premiums, fees and expenses; provided, that such Debt will only be “Escrow Debt” to the extent that all cash proceeds thereof (together with (i) an additional amount sufficient to fund any special mandatory redemption or repayment premium (collectively, “Redemption Premium”) required to be paid if such Debt is redeemed or repaid on or prior to the End Date and (ii) an additional amount at least equal to all accrued but unpaid interest on such Debt to but not including such date (such proceeds and the sum of the foregoing subclauses (i) and (ii), together with any earnings from the investment thereof, being referred to, collectively, as the “Escrow Amount”)) are, at all times from the date of incurrence of such Debt, on deposit in one or more accounts (the “Escrow Accounts”) each with a third-party escrow agent (the “Escrow Agent”) that is a bank or trust company of nationally recognized standing organized under the laws of the United States or any state thereof and having a combined capital and surplus of at least $1,000,000,000 (A) under arrangements pursuant to which the holders of the Escrow Debt or their representatives shall at all times have a perfected security interest in all the Escrow Issuer’s right, title and interest in the applicable Escrow Account and all cash, securities and other property held therein and (B) pursuant to one or more contracts (each, an “Escrow Agreement”), in form and substance reasonably satisfactory to the Required Holders (it being understood and agreed that the forms of Escrow Agreement attached to the First Amendment hereto as Exhibits D-1 and D-2 are in form and substance reasonably satisfactory to the Required Holders if used in connection with the Acquisition), among the Escrow Agent and the applicable Escrow Issuer and the holders of the applicable Escrow Debt or their representatives providing that the Escrow Amount will only be released from the applicable Escrow Account:

(1) in the event the Acquisition closes and at the time thereof, to the Company’s payment agent designated in the applicable Escrow Agreement for payment to the holders of the Notes (or to the holders of the Notes directly) in accordance with this Agreement, in an amount sufficient to pay all principal of, interest and Make-Whole Amount on, the Notes, and all fees and expenses of the holders of Notes payable under this Agreement (other than any principal, interest or Make-Whole Amount with respect to any Notes to the extent the holders thereof have agreed in writing to permit such Notes to remain outstanding following the closing of the Acquisition),

(2) in the event the Acquisition closes and at the time thereof, to or as directed by the Parent and/or one or more Subsidiaries to the extent of the remaining balance of the Escrow Accounts after the application contemplated by clause (1) above,

(3) to the extent necessary to pay to the holders of Escrow Debt accrued and unpaid interest thereon pursuant to the terms thereof, or

(4) upon a redemption in full of all Escrow Debt of any tranche or series, to the holders of such Escrow Debt or their representatives to pay the principal of such Escrow Debt, together with all unpaid accrued interest thereon and any Redemption Premium, and, after payment of such amounts in respect of such Escrow Debt, to pay any remaining balance to or as directed by the Parent;

provided, further, that from and after the release of the cash proceeds of such Debt by the Escrow Agent pursuant to clauses (1) or (2) above, such Debt shall cease to constitute “Escrow Debt” hereunder.

“Escrow Interest Expense” shall mean any interest expense attributable to Escrow Debt during any period in which it constitutes or constituted Escrow Debt and any ticking or commitment fees payable to investors in any Debt that is intended to constitute Escrow Debt prior to the initial funding thereof.

“Escrow Issuer” shall mean any newly-formed Affiliate or Subsidiary of the Parent.

“Family Dollar” means Family Dollar Stores, Inc., a Delaware corporation.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of July 27, 2014, by and among Family Dollar, the Parent and Dime Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Redemption Premium” is defined in the definition of “Escrow Debt”.

Section 1.2.                                Schedule A of the Note Agreement is hereby amended to amend and restate the following definitions in their entirety:

“Consolidated Interest Expense” shall mean, for any period, all interest expense (other than Escrow Interest Expense) (net of interest income) of the Parent and its Subsidiaries, including the interest component under Capital Leases, as determined in accordance with GAAP. Except as otherwise provided herein, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

“Priority Debt” means (a) all Debt of the Parent and its Subsidiaries secured by Liens not permitted under any of clauses (a) to (k), inclusive, of Section 10.5, provided that any Debt secured by Liens permitted by clause (h) of such Section shall cease to be included in this clause (a) on the 91st day after consummation of the relevant transaction referred to in such clause (h) plus (b) all unsecured Debt of Subsidiaries that are not Guarantors; provided that Priority Debt shall not include Escrow Debt.

“Total Debt” shall mean, as of any date of calculation, all Debt (other than Escrow Debt) of the Parent and its Subsidiaries, on a consolidated basis.

Section 1.3.                                Section 8.2 (Optional Prepayments with Make-Whole Amount) of the Note Agreement is hereby amended by adding the following new sentences at the end thereof:

“Notwithstanding the foregoing provisions of this Section 8.2, the Company shall give notice of prepayment pursuant to this Section 8.2 in connection with the Acquisition either (a) on the third Business Day preceding the date of the Acquisition or (b) on the date of consummation of the Acquisition, provided that, in the case of this clause (b), (i) in addition to the interest payment required to be paid pursuant to Section 8.4 on the date fixed for prepayment, the Company shall also pay an amount equal to the amount of interest that would have accrued on the Notes to be prepaid from and including such prepayment date to, but not including, the third Business Day thereafter if such Notes were to be prepaid on such third Business Day, (ii) there shall be no requirement to give a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount payable in connection with such prepayment and (iii) the certificate of a Senior Financial Officer as to the actual Make-Whole Amount payable on the prepayment date shall be given together with the notice of prepayment.  A certificate of a Senior Financial Officer as to the estimated Make-Whole Amount payable in connection with a prepayment pursuant to the foregoing clause (a) (calculated as if the date of such certificate were the date of the prepayment), setting forth the details of such computation, shall be provided not less than three Business Days and not more than 30 days prior to the date of consummation of the Acquisition.”

Section 1.4.                                Section 9.7(a) (Subsidiary Guarantors) of the Note Agreement is hereby amended by adding the following proviso at the end thereof (and by making the appropriate grammatical changes in connection therewith):

“; provided, however, that this Section 9.7(a) shall not apply to any Escrow Issuer which (for the avoidance of doubt) shall not be required to become a Guarantor.”

Section 1.5.                                Section 10.1 (Transactions with Affiliates) of the Note Agreement is hereby amended by adding the following new sentence at the end thereof (and by making the appropriate grammatical changes in connection therewith):

“Notwithstanding the foregoing, this Section 10.1 shall not prohibit the Parent or any of its Subsidiaries from contributing to the Escrow Accounts to the extent permitted by Section 10.8 or prohibit any Escrow Issuer from engaging in transactions otherwise permitted hereby.”

Section 1.6.                                Section 10.5 (Liens) of the Note Agreement is hereby amended by adding the following new clause (m) at the end thereof (and by making the appropriate grammatical changes in connection therewith):

“(m)  Liens on the Escrow Account and cash, securities and other property held therein with respect to any Escrow Debt and any and all right, title or interest therein.”

Section 1.7.                                Section 10.8 (Limitations on Actions) of the Note Agreement is hereby amended by adding the phrase “, and, in the case of subclause (v) below, clause (e), above” at the end of the parenthetical following clause (e), and by adding the following new clause (v) and additional sentences at the end thereof (and by making the appropriate grammatical changes in connection therewith):

“(v)(i) any Escrow Agreement and (ii) any other document or instrument governing or related to any Escrow Debt to the extent, but only to the extent, that it restricts actions of the types described in the foregoing clauses (a) through (e) by an Escrow Issuer (but not, for the avoidance of doubt, by the Parent or any Subsidiary other than an Escrow Issuer). The Parent will not, and will not permit any Subsidiary other than an Escrow Issuer, directly or indirectly, to transfer its assets (or direct or permit a third party holding assets which the Parent or such Subsidiary has a right to receive) to, or guarantee or pledge its assets as security for any obligations of, any Escrow Issuer (other than contributions to the Escrow Accounts in respect of interest, fees, expenses and the Redemption Premium (if any) with respect to any Escrow Debt).  No Escrow Issuer shall engage in any transactions or activities other than those related to the Escrow Debt and the Merger Agreement, the maintenance of its legal existence, and, in each case, activities incidental thereto.”

Section 1.8.                                Section 10 of the Note Agreement is hereby amended by adding a new Section 10.9 as follows:

Section 10.9                            Limitation on Actions During Escrow Period.  During the period from and including the first date on which any amount is on deposit in an Escrow Account to and including the earlier to occur of the End Date and the date on which no Escrow Debt is outstanding, the Parent will not, and will not permit any Subsidiary to, (i) incur any Debt (as defined in clauses (a) and (b) of the definition of such term, and as defined in clause (j) of such definition to the extent that clause (j) refers to clauses (a) and (b)), other than Escrow Debt and Debt under the Wells Fargo Credit Agreement incurred in the ordinary course of business substantially consistent with past practice, (ii) acquire equity interests in any one or more Persons (other than any Person that was a wholly-owned subsidiary of the Parent immediately prior to such acquisition) with an aggregate fair market value in excess of $5,000,000, (iii) declare any dividends or repurchase any equity of the Parent or any Subsidiary except to the extent that any such amount is paid to the Parent or any Subsidiary and except for any regular periodic dividend payable by the Parent consistent, as to time and amount, with the Parent’s past practice, (iv) make any Asset Disposition unless either (A) the Disposition Value of all property that is the subject of an Asset Disposition during such period does not exceed 3% of Consolidated Total Assets (determined as of the end of the Parent’s fiscal year ended on or about January 31, 2014)) or (B)

Asset Dispositions to the extent required in connection with obtaining regulatory approval to, or avoiding regulatory objection to, the Acquisition (it being understood that Section 10.7 shall apply to any Asset Disposition referred to in the foregoing clauses (A) or (B)).

Section 1.9.                                Section 11 (Events of Default) of the Note Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, any mandatory redemption or repayment of Escrow Debt shall not be deemed to be a Default or Event of Default under this Section 11 so long as amounts on deposit with the Escrow Agent(s) are sufficient to fund such repayment or redemption and the Escrow Debt is repaid or redeemed in accordance with its terms from such amounts.”

Section 1.10.                         All of the amendments provided for in this Section 1 hereof shall cease to be effective on the earliest to occur of (such earlier date, the “Termination Date”):  (i) the End Date, (ii) consummation of the Acquisition, or (iii) the fourth Business Day following receipt by the Parent of the Revocation Notice, unless prior to such date, Parent delivers to the Noteholders the Reinstatement Notice; provided, that Escrow Interest Expense shall continue to be excluded from the calculation of Consolidated Interest Expense and any Escrow Debt that was outstanding only prior to the Termination Date shall not be included in any calculation of “Priority Debt” or “Total Debt” as of any date prior to the Termination Date.

SECTION 2.                         PARENT COVENANTS

Section 2.1.                                The Parent covenants that the Escrow Agreement(s) will at all times contain such provisions as shall be necessary so that the Escrow Debt shall not cease to be Escrow Debt (except upon the release of the proceeds thereof as contemplated by the definition of “Escrow Debt”).

Section 2.2.                                The Parent agrees that it will exercise its right to prepay the Notes pursuant to Section 8.2 of the Note Agreement (as modified by Section 1.3 hereof) in connection with any release of the Escrow Amount from the Escrow Account(s) pursuant to clause (1) of the definition of “Escrow Debt”.

SECTION 3.                         REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

Section 3.1.                                To induce the Noteholders to execute and deliver this First Amendment, each Obligor represents and warrants to the Noteholders that:

(a)                                 this First Amendment has been duly authorized, executed and delivered by such Obligor;

(b)                                 this First Amendment and the Note Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of such Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)                                  the execution, delivery and performance by such Obligor of this First Amendment (i) do not require the consent or approval of any Governmental Authority and (ii) will not violate (A) the provisions of any law, statute, rule or regulation or its certificate of incorporation or bylaws, (B) any order of any court or any rule, regulation or order of any other Governmental Authority binding upon it, or (C) an provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound; and

(d)                                 as of the date hereof, immediately before and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 4.                         CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 4.1.                                This First Amendment shall not become effective until, and shall automatically become effective when, each of the following conditions has been satisfied:

(a)                                 The Parent shall have paid or caused to be paid to the Noteholders, ratably in accordance with the principal amount of the Notes held by each of them on the date hereof, a one-time, non-refundable amendment fee of $562,500;

(b)                                 this First Amendment shall have been duly executed by the Parent, the Company and the Required Holders;

(c)                                  a Confirmation and Reaffirmation of Guaranty Agreement, in the form attached hereto as Exhibit A, shall have been duly executed by the Parent and each of the other Guarantors; and

(d)                                 as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 5.                         MISCELLANEOUS.

Section 5.1.                                On no more than one occasion following the issuance of any Escrow Debt, the Super-Majority Holders at such time may deliver to the Parent a notice, dated the date that it is sent to the Parent, in the form attached as Exhibit B (the “Revocation Notice”), in which case all of the amendments provided for in Section 1 hereof shall cease to be effective on the fourth Business Day following the Parent’s receipt thereof (and the Note Agreement shall be construed as if such amendments had never been in effect) unless, prior to such date, the Parent delivers to the Noteholders a notice in the form attached as Exhibit C hereto (the “Reinstatement Notice”), in which case all of the amendments provided for in Section 1 hereof shall remain in full force and effect as set forth herein and the interest rate otherwise payable on the Notes shall be increased, effective as of the date of the Revocation Notice (and without other action by any Person), by 1.00% per annum until the earlier of the Termination Date and the date on which no Escrow Debt is outstanding (it being understood that any such increase shall be disregarded for purposes of calculating the Make-Whole Amount).

Section 5.2.                                This First Amendment shall be construed in connection with and as part of each of the Notes and the Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect. Notwithstanding anything herein or in Section 17.2 of the Note Agreement to the contrary, neither the Parent nor the Company is advising any Noteholder as to any legal, tax, investment, accounting or regulatory matters. Each Noteholder has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the amendment contemplated hereby, and neither the Parent nor the Company shall have any responsibility or liability to any Noteholder with respect thereto.

Section 5.3.                                Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 5.4.                                The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 5.5.                                This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 5.6.                                This First Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

Section 5.7.                                Without limiting the generality of Section 15 of the Note Agreement, the Parent shall promptly pay, upon receipt of invoices therefor, all reasonable fees and expenses of the Noteholders relating to this First Amendment, including but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, special counsel to the Noteholders.

[Signature pages immediately follow.]

IN WITNESS WHEREOF the parties hereto have caused this First Amendment to be duly executed on the date first above written.

COMPANY:	DOLLAR TREE STORES, INC.,
a Virginia corporation

	By:	/s/ Kevin S. Wampler
	Name:	Kevin S. Wampler
	Title:	CFO

PARENT:	DOLLAR TREE, INC.,
a Virginia corporation

	By:	/s/ Kevin S. Wampler
	Name:	Kevin S. Wampler
	Title:	CFO

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDERS:	AMERICAN GENERAL LIFE INSURANCE COMPANY
COMMERCE AND INDUSTRY INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY
LEXINGTON INSURANCE COMPANY

	By:	AIG Asset Management (U.S.) LLC,
Investment Adviser

		By:	/s/ David C. Patch
		Name:	David Patch
		Title:	Managing Director

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	By:	/s/ Ho Young Lee
	Name:	Ho Young Lee
	Title:	Managing Director

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDERS:	ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY

	By:	ING Investment Management LLC,
as Agent

		By:	/s/ Joshua Winchester
		Name:	Joshua Winchester
		Title:	Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

	By:	Prudential Investment Management, Inc.,
as investment manager

		By:	/s/ Kyle Ulep
		Name:	Kyle Ulep
		Title:	Vice President

NOTEHOLDER:	FARMERS INSURANCE EXCHANGE

	By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

			By:	/s/ Kyle Ulep
			Name:	Kyle Ulep
			Title:	Vice President

NOTEHOLDER:	THE PENN MUTUAL LIFE INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

			By:	/s/ Kyle Ulep
			Name:	Kyle Ulep
			Title:	Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	MID CENTURY INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

			By:	/s/ Kyle Ulep
			Name:	Kyle Ulep
			Title:	Vice President

NOTEHOLDER:	ZURICH AMERICAN INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

			By:	/s/ Kyle Ulep
			Name:	Kyle Ulep
			Title:	Vice President

NOTEHOLDER:	BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA

	By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

			By:	/s/ Kyle Ulep
			Name:	Kyle Ulep
			Title:	Vice President

NOTEHOLDER:	PRUCO LIFE INSURANCE COMPANY

		By:	/s/ Kyle Ulep
		Name:	Kyle Ulep
		Title:	Assistant Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

	By:	Prudential Investment Management (Japan), Inc.,
as Investment Manager

	By:	Prudential Investment Management, Inc.,
as Sub-Adviser

		By:	/s/ Kyle Ulep
		Name:	Kyle Ulep
		Title:	Vice President

NOTEHOLDER:	PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST

	By:	Prudential Arizona Reinsurance Universal Company,
as Grantor

	By:	Prudential Investment Management, Inc.,
as Investment Manager

		By:	/s/ Kyle Ulep
		Name:	Kyle Ulep
		Title:	Vice President

NOTEHOLDER:	FARMERS NEW WORLD LIFE INSURANCE COMPANY

	By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

			By:	/s/ Kyle Ulep
			Name:	Kyle Ulep
			Title:	Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

	By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

		By:	/s/ Alexander Alston
		Name:	Alex Alston
		Title:	Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	METLIFE INSURANCE COMPANY OF CONNECTICUT

	By:	Metropolitan Life Insurance Company,
its Investment Manager

		By:	/s/ John A. Wills
		Name:	John A. Wills
		Title:	Managing Director

NOTEHOLDER:	GENERAL AMERICAN LIFE INSURANCE COMPANY

	By:	Metropolitan Life Insurance Company,
its Investment Manager

		By:	/s/ John A. Wills
		Name:	John A. Wills
		Title:	Managing Director

NOTEHOLDER:	METLIFE ALICO LIFE INSURANCE K.K.

	By:	MetLife Investment Management, LLC,
Its Investment Manager

		By:	/s/ John A. Wills
		Name:	John A. Wills
		Title:	Managing Director

NOTEHOLDER:	EMPLOYERS REASSURANCE CORPORATION

	By:	MetLife Investment Management, LLC,
Its Investment Adviser

		By:	/s/ John A. Wills
		Name:	John A. Wills
		Title:	Managing Director

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC
as Investment Adviser

		By:	/s/ Patrick Manseau
		Name:	Patrick Manseau
		Title:	Managing Director

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	ATHENE ANNUITY AND LIFE COMPANY
(f/k/a Aviva Life and Annuity Company)

	By:	Athene Asset Management, L.P.,
its investment advisor,

		By:	AAM GP Ltd.,
its general partner

			By:	/s/ Roger D. Fors
			Name:	Roger D. Fors
			Title:	Vice President, Fixed Income

ROYAL NEIGHBORS OF AMERICA

	By:	Athene Asset Management, L.P.,
its investment advisor,

		By:	AAM GP Ltd.,
its general partner

			By:	/s/ Roger D. Fors
			Name:	Roger D. Fors
			Title:	Vice President, Fixed Income

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	TRANSAMERICA LIFE (BERMUDA) LTD

	By:	AEGON USA Investment Management, LLC,
its investment manager

		By:	/s/ Christopher D. Pahlke
		Name:	Christopher D. Pahlke
		Title:	Vice President

NOTEHOLDER:	MONUMENTAL LIFE INSURANCE COMPANY

	By:	AEGON USA Investment Management, LLC,
its investment manager

		By:	/s/ Christopher D. Pahlke
		Name:	Christopher D. Pahlke
		Title:	Vice President

NOTEHOLDER:	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

	By:	AEGON USA Investment Management, LLC,
its investment manager

		By:	/s/ Christopher D. Pahlke
		Name:	Christopher D. Pahlke
		Title:	Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	UNUM LIFE INSURANCE COMPANY OF AMERICA

	By:	Provident Investment Management, LLC,
its Agent

		By:	/s/ Ben Vance
		Name:	Ben Vance
		Title:	Senior Managing Director

NOTEHOLDER:	PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

	By:	Provident Investment Management, LLC,
its Agent

		By:	/s/ Ben Vance
		Name:	Ben Vance
		Title:	Senior Managing Director

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

	By:	/s/ Gwendolyn S. Foster
	Name:	Gwendolyn S. Foster
	Title:	Senior Director

NOTEHOLDER:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

	By:	/s/ Gwendolyn S. Foster
	Name:	Gwendolyn S. Foster
	Title:	Senior Director

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	PACIFIC LIFE INSURANCE COMPANY

	By:	/s/ Matthew A. Levene
	Name:	Matthew A. Levene
	Title:	Assistant Vice President

	By:	/s/ Cathy L. Schwartz
	Name:	Cathy L. Schwartz
	Title:	Assistant Secretary

NOTEHOLDER:	PACIFIC LIFE & ANNUITY COMPANY

	By:	/s/ Cathy L. Schwartz
	Name:	Cathy L. Schwartz
	Title:	Assistant Vice President

	By:	/s/ Peter S. Fiek
	Name:	Peter S. Fiek
	Title:	Assistant Secretary

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	JACKSON NATIONAL LIFE INSURANCE COMPANY

	By:	PPM America, Inc.,
as attorney in fact, on behalf of Jackson National Life Insurance Company

		By:	/s/ Elena S. Unger
		Name:	Elena S. Unger
		Title	Assistant Vice President

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	THRIVENT FINANCIAL FOR LUTHERANS

	By:	/s/ Michael Groneberg
	Name:	Michael Groneberg
	Title:	Senior Research Analyst

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDER:	GENWORTH LIFE INSURANCE COMPANY

	By:	/s/ Stephen DeMotto
	Name:	Stephen DeMotto
	Title:	Investment Officer

NOTEHOLDER:	GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

	By:	/s/ Stephen DeMotto
	Name:	Stephen DeMotto
	Title:	Investment Officer

[Signature Page for First Amendment to Note Purchase Agreement]

NOTEHOLDERS:	AMERICAN FIDELITY ASSURANCE COMPANY
MTL INSURANCE COMPANY
UNITEDHEALTHCARE INSURANCE COMPANY
DEARBORN NATIONAL LIFE INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL

	By:	Advantus Capital Management, Inc.

		By:	Drew R. Smith
		Name:	Drew R. Smith
		Title:	Vice President

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NOTEHOLDER:	MODERN WOODMEN OF AMERICA

	By:	/s/ Douglas A. Pannier
	Name:	Douglas A. Pannier
	Title:	Group Head — Private Placements

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NOTEHOLDER:	STATE OF WISCONSIN INVESTMENT BOARD

	By:	/s/ Chris Prestigiacomo
	Name:	Chris Prestigiacomo
	Title:	Portfolio Manager

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NOTEHOLDERS:	AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK
AMERITAS LIFE INSURANCE CORP. successor by merger to
ACACIA LIFE INSURANCE COMPANY
AMERITAS LIFE INSURANCE CORP. successor by merger to
THE UNION CENTRAL LIFE INSURANCE COMPANY

	By:	Ameritas Investment Partners Inc., as Agent

		By:	/s/ Tina Udell
		Name:	Tina Udell
		Title:	Vice President & Managing Director Corporate Credit

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NOTEHOLDER:	NATIONAL LIFE INSURANCE COMPANY

	By:	/s/ Chris P. Gudmastad
	Name:	Chris P. Gudmastad
	Title:	Assistant Vice President
Sentinel Asset Management, Inc.

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NOTEHOLDER:	THE OHIO NATIONAL LIFE INSURANCE CORPORATION

	By:	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

NOTEHOLDER:	OHIO NATIONAL LIFE ASSURANCE CORPORATION

	By:	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

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NOTEHOLDER:	THE PHOENIX INSURANCE COMPANY

	By:	/s/ Michael P. Kroening
	Name:	Michael P. Kroening
	Title:	Senior Vice President

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NOTEHOLDERS:	PHARMACISTS MUTUAL INSURANCE COMPANY
THE PHARMACISTS LIFE INSURANCE COMPANY
SIGNAL MUTUAL INDEMNITY ASSOCIATION LTD.
NATIONAL MUTUAL BENEFIT

	By:	Prime Advisors, Inc.,
its Attorney-in-Fact

		By:	/s/ Scott Sell
		Name:	Scott Sell
		Title:	Vice President

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NOTEHOLDER:	ASSURITY LIFE INSURANCE COMPANY

	By:	/s/ Victor Weber
	Name:	Victor Weber
	Title:	Senior Director — Investments

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NOTEHOLDERS:	HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD FIRE INSURANCE COMPANY

	By:	Hartford Investment Management Company
Their Agent and Attorney-in-Fact

		By:	/s/ John Knox
		Name:	John Knox
		Title:	Vice President

NOTEHOLDER:	THE WALT DISNEY COMPANY RETIREMENT PLAN MASTER TRUST

	By:	Hartford Investment Management Company
Its Investment Manager

		By:	/s/ John Knox
		Name:	John Knox
		Title:	Vice President

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